January 31, 2001

                    DREYFUS PREMIER STATE MUNICIPAL BOND FUND

                                NEW JERSEY SERIES

                            SUPPLEMENT TO PROSPECTUS

                             DATED SEPTEMBER 1, 2000

                          AS REVISED, JANUARY 19, 2001

   At a meeting held on January 23, 2001, the Fund's Board of Trustees, on behalf of the New Jersey Series, approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Plan" ) with Dreyfus New Jersey Municipal Bond Fund, Inc. (the "Acquiring Fund"), providing for the transfer of all of the New Jersey Series' assets, subject to its liabilities, in a tax free exchange for shares of the Acquiring Fund (the "Exchange"). The Acquiring Fund shares would then be distributed to New Jersey Series shareholders so that each shareholder would receive for his or her New Jersey Series shares, shares of the Acquiring Fund equal in value to the shareholder's New Jersey Series shares as of the date of the Exchange. No contingent deferred sales charges will be imposed at the time of the Exchange.

   The Acquiring Fund also is advised by The Dreyfus Corporation and has substantially similar investment objectives and management policies as the New Jersey Series. The Board of Directors of the Acquiring Fund approved, subject to New Jersey Series shareholder approval, the Plan on January 30, 2001.

   As of February 1, 2001, the New Jersey Series will be closed to any initial and subsequent investments. Current shareholders of the New Jersey Series who do not wish to participate in the Exchange may redeem their shares prior to the Exchange. If such shareholders redeem their shares between February 1, 2001 and the date of the Exchange, any contingent deferred sales charge applicable upon redemption of such shares will be waived and any sales load deducted at the time of purchase of such shares on or after January 1, 2000 will be reimbursed to such shareholders by The Dreyfus Corporation.

   A special meeting of shareholders of the New Jersey Series to consider the Exchange is scheduled to be held on Tuesday, May 1, 2001. A Prospectus/Proxy Statement with respect to the proposed Exchange will be mailed to shareholders prior to the meeting. The Prospectus/Proxy Statement will include information about the Exchange, the New Jersey Series and Acquiring Fund.

   If you have any questions, please contact your Service Agent.

                                                                     PSTMBs0101